CAROLINA NATIONAL CORPORATION

                                  EXHIBIT 32.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Carolina National Corporation on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Carl Donnelly , Chief Financial Officer of the Carolina National Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


1.   The  above-listed  Form 10-QSB  fully  complies  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-QSB fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: August 13, 2004                    /s/CARL M. DONNELLY
                                            ------------------------------------
                                            Carl M. Donnelly
                                            Chief Financial Officer